                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii.The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii.The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a)"Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b)"Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c)"Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR   INVESCO CALIFORNIA VALUE MUNICIPAL INCOME
  SERIES TRUST)                                 TRUST
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)         INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND
AIM FUNDS GROUP (INVESCO FUNDS GROUP)           INVESCO EXCHANGE FUND
AIM GROWTH SERIES (INVESCO GROWTH SERIES)       INVESCO HIGH INCOME 2023 TARGET TERM FUND
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO         INVESCO HIGH INCOME TRUST II
INTERNATIONAL MUTUAL FUNDS)
AIM INVESTMENT FUNDS (INVESCO INVESTMENT        INVESCO MANAGEMENT TRUST
FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO        INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
INVESTMENT SECURITIES FUNDS)
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)         INVESCO MUNICIPAL OPPORTUNITY TRUST
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT        INVESCO MUNICIPAL TRUST
FUNDS)
AIM TREASURER'S SERIES TRUST (INVESCO           INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME
TREASURER'S SERIES TRUST)                       TRUST
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE  INVESCO QUALITY MUNICIPAL INCOME TRUST
INSURANCE FUNDS)
INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II     INVESCO SECURITIES TRUST
INVESCO BOND FUND                               INVESCO SENIOR INCOME TRUST
                                                INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS
                                                INVESCO TRUST FOR INVESTMENT GRADE NEW YORK
                                                MUNICIPALS
                                                INVESCO VALUE MUNICIPAL INCOME TRUST

        on behalf of the Funds listed in
        the Exhibit to this Memorandum of
        Agreement

        By:     /s/ John M. Zerr
                --------------------------
        Title:  Senior Vice President

        INVESCO ADVISERS, INC.

        By:     /s/ John M. Zerr
                --------------------------
        Title:  Senior Vice President

                                 EXHIBIT A TO ADVISORY FEE MOA
AIM COUNSELOR
SERIES TRUST
(INVESCO COUNSELOR                                                                     EXPIRATION
SERIES TRUST)                       WAIVER DESCRIPTION                  EFFECTIVE DATE    DATE
------------------   -------------------------------------------------  -------------- ----------
Invesco Strategic      Invesco will waive advisory fees in an amount      4/30/2014    06/30/2019
  Real Return Fund    equal to the advisory fees earned on underlying
                                  affiliated investments

AIM INVESTMENT
FUNDS (INVESCO                                                                         EXPIRATION
INVESTMENT FUNDS                    WAIVER DESCRIPTION                  EFFECTIVE DATE    DATE
----------------     -------------------------------------------------  -------------- ----------
Invesco                                                                    02/24/15    06/30/2019
  Balanced-Risk        Invesco will waive advisory fees in an amount
  Commodity           equal to the advisory fees earned on underlying
  Strategy Fund                   affiliated investments

Invesco Global         Invesco will waive advisory fees in an amount      12/17/2013   06/30/2019
  Targeted Returns    equal to the advisory fees earned on underlying
  Fund                            affiliated investments

AIM TREASURER'S
SERIES TRUST
(INVESCO
TREASURER'S SERIES                                                                     EXPIRATION
TRUST)                              WAIVER DESCRIPTION                  EFFECTIVE DATE    DATE
------------------   -------------------------------------------------  -------------- ----------
Premier Portfolio    Invesco will waive advisory fees in the amount of     2/1/2011    12/31/2017
                       0.07% of the Fund's average daily net assets

Premier U.S.                                                               2/1/2011    12/31/2017
  Government Money   Invesco will waive advisory fees in the amount of
  Portfolio            0.07% of the Fund's average daily net assets

Premier Tax-Exempt   Invesco will waive advisory fees in the amount of    06/01/2016   12/31/2017
  Portfolio            0.05% of the Fund's average daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                           EFFECTIVE DATE   COMMITTED UNTIL
---------                                         ------------------ ---------------
Invesco American Franchise Fund                   February 12, 2010   June 30, 2019
Invesco California Tax-Free Income Fund           February 12, 2010   June 30, 2019
Invesco Core Plus Bond Fund                          June 2, 2009     June 30, 2019
Invesco Equally-Weighted S&P 500 Fund             February 12, 2010   June 30, 2019
Invesco Equity and Income Fund                    February 12, 2010   June 30, 2019
Invesco Floating Rate Fund                           July 1, 2007     June 30, 2019
Invesco Global Real Estate Income Fund               July 1, 2007     June 30, 2019
Invesco Growth and Income Fund                    February 12, 2010   June 30, 2019
Invesco Low Volatility Equity Yield Fund             July 1, 2007     June 30, 2019
Invesco Pennsylvania Tax Free Income Fund         February 12, 2010   June 30, 2019
Invesco S&P 500 Index Fund                        February 12, 2010   June 30, 2019
Invesco Short Duration High Yield Municipal Fund  September 30, 2015  June 30, 2019
Invesco Small Cap Discovery Fund                  February 12, 2010   June 30, 2019
Invesco Strategic Real Return Fund                  April 30, 2014    June 30, 2019

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

       PORTFOLIO                          EFFECTIVE DATE COMMITTED UNTIL
       ---------                          -------------- ---------------
       Invesco Charter Fund                July 1, 2007   June 30, 2019
       Invesco Diversified Dividend Fund   July 1, 2007   June 30, 2019
       Invesco Summit Fund                 July 1, 2007   June 30, 2019

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

    FUND                                      EFFECTIVE DATE COMMITTED UNTIL
    ----                                      -------------- ---------------
    Invesco European Small Company Fund        July 1, 2007   June 30, 2019
    Invesco Global Core Equity Fund            July 1, 2007   June 30, 2019
    Invesco International Small Company Fund   July 1, 2007   June 30, 2019
    Invesco Small Cap Equity Fund              July 1, 2007   June 30, 2019

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                              EFFECTIVE DATE   COMMITTED UNTIL
----                                             ----------------- ---------------
Invesco Alternative Strategies Fund              October 14, 2014   June 30, 2019
Invesco Convertible Securities Fund              February 12, 2010  June 30, 2019
Invesco Global Low Volatility Equity Yield Fund    July 1, 2007     June 30, 2019
Invesco Mid Cap Core Equity Fund                   July 1, 2007     June 30, 2019
Invesco Multi-Asset Inflation Fund               October 14, 2014   June 30, 2019
Invesco Quality Income Fund                      February 12, 2010  June 30, 2019
Invesco Small Cap Growth Fund                      July 1, 2007     June 30, 2019

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

 FUND                                         EFFECTIVE DATE   COMMITTED UNTIL
 ----                                        ----------------- ---------------
 Invesco Asia Pacific Growth Fund              July 1, 2007     June 30, 2019
 Invesco European Growth Fund                  July 1, 2007     June 30, 2019
 Invesco Global Growth Fund                    July 1, 2007     June 30, 2019
 Invesco Global Opportunities Fund            August 3, 2012    June 30, 2019
 Invesco Global Responsibility Equity Fund     June 30, 2016    June 30, 2019
 Invesco Global Small & Mid Cap Growth Fund    July 1, 2007     June 30, 2019
 Invesco International Companies Fund        December 21, 2015  June 30, 2019
 Invesco International Core Equity Fund        July 1, 2007     June 30, 2019
 Invesco International Growth Fund             July 1, 2007     June 30, 2019
 Invesco Select Opportunities Fund            August 3, 2012    June 30, 2019

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                              ------------------ ---------------
Invesco All Cap Market Neutral Fund               December 17, 2013.  June 30, 2019
Invesco Balanced-Risk Allocation Fund/1/             May 29, 2009     June 30, 2019
Invesco Balanced-Risk Commodity Strategy Fund/2/  November 29, 2010   June 30, 2019
Invesco Developing Markets Fund                      July 1, 2007     June 30, 2019
Invesco Emerging Markets Equity Fund                 May 11, 2011     June 30, 2019
Invesco Emerging Markets Flexible Bond Fund/3/      June 14, 2010     June 30, 2019
Invesco Endeavor Fund                                July 1, 2007     June 30, 2019
Invesco Global Health Care Fund                      July 1, 2007     June 30, 2019
Invesco Global Infrastructure Fund                   May 2, 2014      June 30, 2019
Invesco Global Market Neutral Fund                December 17, 2013   June 30, 2019
Invesco Global Targeted Returns Fund/5/           December 17, 2013   June 30, 2019
Invesco Greater China Fund                           July 1, 2007     June 30, 2019
Invesco Long/Short Equity Fund                    December 17, 2013   June 30, 2019
Invesco Low Volatility Emerging Markets Fund      December 17, 2013   June 30, 2019
Invesco Macro Allocation Strategy Fund/4/         September 25, 2012  June 30, 2019
Invesco Macro International Equity Fund           December 17, 2013   June 30, 2019
Invesco Macro Long/Short Fund                     December 17, 2013   June 30, 2019
Invesco MLP Fund                                   August 29, 2014    June 30, 2019
Invesco Multi-Asset Income Fund/6/                December 13, 2011   June 30, 2019
Invesco Pacific Growth Fund                       February 12, 2010   June 30, 2019
Invesco Select Companies Fund                        July 1, 2007     June 30, 2019
Invesco World Bond Fund                              July 1, 2007     June 30, 2019

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                              EFFECTIVE DATE   COMMITTED UNTIL
----                                             ----------------- ---------------
Invesco Corporate Bond Fund                      February 12, 2010  June 30, 2019
Invesco Global Real Estate Fund                    July 1, 2007     June 30, 2019
Invesco Government Money Market Fund               July 1, 2007     June 30, 2019
Invesco High Yield Fund                            July 1, 2007     June 30, 2019
Invesco Real Estate Fund                           July 1, 2007     June 30, 2019
Invesco Short Duration Inflation Protected Fund    July 1, 2007     June 30, 2019
Invesco Short Term Bond Fund                       July 1, 2007     June 30, 2019
Invesco U.S. Government Fund                       July 1, 2007     June 30, 2019

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/5/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
/6/ Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

     FUND                                  EFFECTIVE DATE   COMMITTED UNTIL
     ----                                 ----------------- ---------------
     Invesco American Value Fund          February 12, 2010  June 30, 2019
     Invesco Comstock Fund                February 12, 2010  June 30, 2019
     Invesco Energy Fund                    July 1, 2007     June 30, 2019
     Invesco Dividend Income Fund           July 1, 2007     June 30, 2019
     Invesco Gold & Precious Metals Fund    July 1, 2007     June 30, 2019
     Invesco Mid Cap Growth Fund          February 12, 2010  June 30, 2019
     Invesco Small Cap Value Fund         February 12, 2010  June 30, 2019
     Invesco Technology Fund                July 1, 2007     June 30, 2019
     Invesco Technology Sector Fund       February 12, 2010  June 30, 2019
     Invesco Value Opportunities Fund     February 12, 2010  June 30, 2019

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                              EFFECTIVE DATE   COMMITTED UNTIL
----                                             ----------------- ---------------
Invesco High Yield Municipal Fund                February 12, 2010  June 30, 2019
Invesco Intermediate Term Municipal Income Fund  February 12, 2010  June 30, 2019
Invesco Municipal Income Fund                    February 12, 2010  June 30, 2019
Invesco New York Tax Free Income Fund            February 12, 2010  June 30, 2019
Invesco Tax-Exempt Cash Fund                       July 1, 2007     June 30, 2019
Invesco Limited Term Municipal Income Fund         July 1, 2007     June 30, 2019

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco V.I. American Franchise Fund           February 12, 2010  June 30, 2019
Invesco V.I. American Value Fund               February 12, 2010  June 30, 2019
Invesco V.I. Balanced-Risk Allocation Fund/7/  December 22, 2010  June 30, 2019
Invesco V.I. Comstock Fund                     February 12, 2010  June 30, 2019
Invesco V.I. Core Equity Fund                    July 1, 2007     June 30, 2019
Invesco V.I. Core Plus Bond Fund                April 30, 2015    June 30, 2019
Invesco V.I. Diversified Dividend Fund         February 12, 2010  June 30, 2019
Invesco V.I. Equally-Weighted S&P 500 Fund     February 12, 2010  June 30, 2019
Invesco V.I. Equity and Income Fund            February 12, 2010  June 30, 2019
Invesco V.I. Global Core Equity Fund           February 12, 2010  June 30, 2019
Invesco V.I. Global Health Care Fund             July 1, 2007     June 30, 2019
Invesco V.I. Global Real Estate Fund             July 1, 2007     June 30, 2019
Invesco V.I. Government Money Market Fund        July 1, 2007     June 30, 2019
Invesco V.I. Government Securities Fund          July 1, 2007     June 30, 2019
Invesco V.I. Growth and Income Fund            February 12, 2010  June 30, 2019
Invesco V.I. High Yield Fund                     July 1, 2007     June 30, 2019
Invesco V.I. International Growth Fund           July 1, 2007     June 30, 2019
Invesco V.I. Managed Volatility Fund             July 1, 2007     June 30, 2019
Invesco V.I. Mid Cap Core Equity Fund            July 1, 2007     June 30, 2019
Invesco V.I. Mid Cap Growth Fund               February 12, 2010  June 30, 2019
Invesco V.I. S&P 500 Index Fund                February 12, 2010  June 30, 2019
Invesco V.I. Small Cap Equity Fund               July 1, 2007     June 30, 2019
Invesco V.I. Technology Fund                     July 1, 2007     June 30, 2019
Invesco V.I. Value Opportunities Fund            July 1, 2007     June 30, 2019

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

           FUND                     EFFECTIVE DATE   COMMITTED UNTIL
           ----                   ------------------ ---------------
           Invesco Exchange Fund  September 30, 2015  June 30, 2019

                           INVESCO SECURITIES TRUST

FUND                                                  EFFECTIVE DATE  COMMITTED UNTIL
----                                                 ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation Fund/8/  January 16, 2013  June 30, 2019

                           INVESCO MANAGEMENT TRUST

        FUND                              EFFECTIVE DATE COMMITTED UNTIL
        ----                              -------------- ---------------
        Invesco Conservative Income Fund   July 1, 2014   June 30, 2019

                               CLOSED-END FUNDS

FUND                                                      EFFECTIVE DATE   COMMITTED UNTIL
----                                                    ------------------ ---------------
Invesco Advantage Municipal Income Trust II                May 15, 2012     June 30, 2019
Invesco Bond Fund                                        August 26, 2015    June 30, 2019
Invesco California Value Municipal Income Trust            May 15, 2012     June 30, 2019
Invesco Dynamic Credit Opportunities Fund                  May 15, 2012     June 30, 2019
Invesco High Income 2023 Target Term Fund               November 28, 20016  June 30, 2019
Invesco High Income Trust II                               May 15, 2012     June 30, 2019
Invesco Municipal Income Opportunities Trust             August 26, 2015    June 30, 2019
Invesco Municipal Opportunity Trust                        May 15, 2012     June 30, 2019
Invesco Municipal Trust                                    May 15, 2012     June 30, 2019
Invesco Pennsylvania Value Municipal Income Trust          May 15, 2012     June 30, 2019
Invesco Quality Municipal Income Trust                   August 26, 2015    June 30, 2019
Invesco Senior Income Trust                                May 15, 2012     June 30, 2019
Invesco Trust for Investment Grade Municipals              May 15, 2012     June 30, 2019
Invesco Trust for Investment Grade New York Municipals     May 15, 2012     June 30, 2019
Invesco Value Municipal Income Trust                       June 1, 2010     June 30, 2019

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
     Class A Shares                           Contractual     2.00%      July 1, 2013      June 30, 2018
     Class B Shares                           Contractual     2.75%      July 1, 2013      June 30, 2018
     Class C Shares                           Contractual     2.75%      July 1, 2013      June 30, 2018
     Class R Shares                           Contractual     2.25%      July 1, 2013      June 30, 2018
     Class R5 Shares                          Contractual     1.75%      July 1, 2013      June 30, 2018
     Class R6 Shares                          Contractual     1.75%      July 1, 2013      June 30, 2018
     Class Y Shares                           Contractual     1.75%      July 1, 2013      June 30, 2018

Invesco California Tax-Free Income Fund
     Class A Shares                           Contractual     1.50%      July 1, 2012      June 30, 2018
     Class B Shares                           Contractual     2.00%      July 1, 2012      June 30, 2018
     Class C Shares                           Contractual     2.00%      July 1, 2012      June 30, 2018
     Class R6 Shares                          Contractual     1.25%     April 4, 2017      June 30, 2018
     Class Y Shares                           Contractual     1.25%      July 1, 2012      June 30, 2018

Invesco Core Plus Bond Fund
     Class A Shares                           Contractual     0.75%   December 16, 2016  December 31, 2017
     Class B Shares                           Contractual     1.50%   December 16, 2016  December 31, 2017
     Class C Shares                           Contractual     1.50%   December 16, 2016  December 31, 2017
     Class R Shares                           Contractual     1.00%   December 16, 2016  December 31, 2017
     Class R5 Shares                          Contractual     0.50%   December 16, 2016  December 31, 2017
     Class R6 Shares                          Contractual     0.50%   December 16, 2016  December 31, 2017
     Class Y Shares                           Contractual     0.50%   December 16, 2016  December 31, 2017

Invesco Equally-Weighted S&P 500 Fund
     Class A Shares                           Contractual     2.00%      July 1, 2012      June 30, 2018
     Class B Shares                           Contractual     2.75%      July 1, 2012      June 30, 2018
     Class C Shares                           Contractual     2.75%      July 1, 2012      June 30, 2018
     Class R Shares                           Contractual     2.25%      July 1, 2012      June 30, 2018
     Class R6 Shares                          Contractual     1.75%   September 24, 2012   June 30, 2018
     Class Y Shares                           Contractual     1.75%      July 1, 2012      June 30, 2018

Invesco Equity and Income Fund
     Class A Shares                           Contractual     1.50%      July 1, 2012      June 30, 2018
     Class B Shares                           Contractual     2.25%      July 1, 2012      June 30, 2018
     Class C Shares                           Contractual     2.25%      July 1, 2012      June 30, 2018
     Class R Shares                           Contractual     1.75%      July 1, 2012      June 30, 2018
     Class R5 Shares                          Contractual     1.25%      July 1, 2012      June 30, 2018
     Class R6 Shares                          Contractual     1.25%   September 24, 2012   June 30, 2018
     Class Y Shares                           Contractual     1.25%      July 1, 2012      June 30, 2018

Invesco Floating Rate Fund
     Class A Shares                           Contractual     1.50%     April 14, 2006     June 30, 2018
     Class C Shares                           Contractual     2.00%     April 14, 2006     June 30, 2018
     Class R Shares                           Contractual     1.75%     April 14, 2006     June 30, 2018
     Class R5 Shares                          Contractual     1.25%     April 14, 2006     June 30, 2018
     Class R6 Shares                          Contractual     1.25%   September 24, 2012   June 30, 2018
     Class Y Shares                           Contractual     1.25%    October 3, 2008     June 30, 2018

Invesco Global Real Estate Income Fund
     Class A Shares                           Contractual     2.00%      July 1, 2009      June 30, 2018
     Class B Shares                           Contractual     2.75%      July 1, 2009      June 30, 2018
     Class C Shares                           Contractual     2.75%      July 1, 2009      June 30, 2018
     Class R5 Shares                          Contractual     1.75%      July 1, 2009      June 30, 2018
     Class R6 Shares                          Contractual     1.75%   September 24, 2012   June 30, 2018
     Class Y Shares                           Contractual     1.75%      July 1, 2009      June 30, 2018

See page 17 for footnotes to Exhibit A.

                                                       CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                                    VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                                   ------------ -------------------  ------------------ -----------------
Invesco Growth and Income Fund
     Class A Shares                                    Contractual         2.00%            July 1, 2012      June 30, 2018
     Class B Shares                                    Contractual         2.75%            July 1, 2012      June 30, 2018
     Class C Shares                                    Contractual         2.75%            July 1, 2012      June 30, 2018
     Class R Shares                                    Contractual         2.25%            July 1, 2012      June 30, 2018
     Class R5 Shares                                   Contractual         1.75%            July 1, 2012      June 30, 2018
     Class R6 Shares                                   Contractual         1.75%         September 24, 2012   June 30, 2018
     Class Y Shares                                    Contractual         1.75%            July 1, 2012      June 30, 2018

Invesco Low Volatility Equity Yield Fund
     Class A Shares                                    Contractual         2.00%            July 1, 2012      June 30, 2018
     Class B Shares                                    Contractual         2.75%            July 1, 2012      June 30, 2018
     Class C Shares                                    Contractual         2.75%            July 1, 2012      June 30, 2018
     Class R Shares                                    Contractual         2.25%            July 1, 2012      June 30, 2018
     Class R5 Shares                                   Contractual         1.75%            July 1, 2012      June 30, 2018
     Class R6 Shares                                   Contractual         1.75%           April 4, 2017      June 30, 2018
     Class Y Shares                                    Contractual         1.75%            July 1, 2012      June 30, 2018
     Investor Class Shares                             Contractual         2.00%            July 1, 2012      June 30, 2018

Invesco Pennsylvania Tax Free Income Fund
     Class A Shares                                    Contractual         1.50%            July 1, 2012      June 30, 2018
     Class B Shares                                    Contractual         2.25%            July 1, 2012      June 30, 2018
     Class C Shares                                    Contractual         2.25%            July 1, 2012      June 30, 2018
     Class R6 Shares                                   Contractual         1.25%           April 4, 2017      June 30, 2018
     Class Y Shares                                    Contractual         1.25%            July 1, 2012      June 30, 2018

Invesco S&P 500 Index Fund
     Class A Shares                                    Contractual         2.00%            July 1, 2012      June 30, 2018
     Class B Shares                                    Contractual         2.75%            July 1, 2012      June 30, 2018
     Class C Shares                                    Contractual         2.75%            July 1, 2012      June 30, 2018
     Class R6 Shares                                   Contractual         1.75%           April 4, 2017      June 30, 2018
     Class Y Shares                                    Contractual         1.75%            July 1, 2012      June 30, 2018

Invesco Short Duration High Yield Municipal Fund
     Class A Shares                                    Contractual         0.79%         September 30, 2015  April 30, 2018
     Class C Shares                                    Contractual         1.54%         September 30, 2015  April 30, 2018
     Class R5 Shares                                   Contractual         0.54%         September 30, 2015  April 30, 2018
     Class R6 Shares                                   Contractual         0.54%           April 4, 2017     April 30, 2018
     Class Y Shares                                    Contractual         0.54%         September 30, 2015  April 30, 2018

Invesco Small Cap Discovery Fund
     Class A Shares                                    Contractual         2.00%            July 1, 2012      June 30, 2018
     Class B Shares                                    Contractual         2.75%            July 1, 2012      June 30, 2018
     Class C Shares                                    Contractual         2.75%            July 1, 2012      June 30, 2018
     Class R5 Shares                                   Contractual         1.75%         September 24, 2012   June 30, 2018
     Class R6 Shares                                   Contractual         1.75%         September 24, 2012   June 30, 2018
     Class Y Shares                                    Contractual         1.75%            July 1, 2012      June 30, 2018

Invesco Strategic Real Return Fund
     Class A Shares                                    Contractual  0.82% less net AFFE*   April 30, 2014   December 31, 2017
     Class C Shares                                    Contractual  1.57% less net AFFE*   April 30, 2014   December 31, 2017
     Class R Shares                                    Contractual  1.07% less net AFFE*   April 30, 2014   December 31, 2017
     Class R5 Shares                                   Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2017
     Class R6 Shares                                   Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2017
     Class Y Shares                                    Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2017

See page 17 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                    ------------ ---------- ------------------ -------------
Invesco Charter Fund
     Class A Shares                     Contractual     2.00%      July 1, 2009    June 30, 2018
     Class B Shares                     Contractual     2.75%      July 1, 2009    June 30, 2018
     Class C Shares                     Contractual     2.75%      July 1, 2009    June 30, 2018
     Class R Shares                     Contractual     2.25%      July 1, 2009    June 30, 2018
     Class R5 Shares                    Contractual     1.75%      July 1, 2009    June 30, 2018
     Class R6 Shares                    Contractual     1.75%   September 24, 2012 June 30, 2018
     Class S Shares                     Contractual     1.90%   September 25, 2009 June 30, 2018
     Class Y Shares                     Contractual     1.75%      July 1, 2009    June 30, 2018

Invesco Diversified Dividend Fund
     Class A Shares                     Contractual     2.00%      July 1, 2013    June 30, 2018
     Class B Shares                     Contractual     2.75%      July 1, 2013    June 30, 2018
     Class C Shares                     Contractual     2.75%      July 1, 2013    June 30, 2018
     Class R Shares                     Contractual     2.25%      July 1, 2013    June 30, 2018
     Class R5 Shares                    Contractual     1.75%      July 1, 2013    June 30, 2018
     Class R6 Shares                    Contractual     1.75%      July 1, 2013    June 30, 2018
     Class Y Shares                     Contractual     1.75%      July 1, 2013    June 30, 2018
     Investor Class Shares              Contractual     2.00%      July 1, 2013    June 30, 2018

Invesco Summit Fund
     Class A Shares                     Contractual     2.00%      July 1, 2009    June 30, 2018
     Class B Shares                     Contractual     2.75%      July 1, 2009    June 30, 2018
     Class C Shares                     Contractual     2.75%      July 1, 2009    June 30, 2018
     Class P Shares                     Contractual     1.85%      July 1, 2009    June 30, 2018
     Class R5 Shares                    Contractual     1.75%      July 1, 2009    June 30, 2018
     Class R6 Shares                    Contractual     1.75%     April 4, 2017    June 30, 2018
     Class S Shares                     Contractual     1.90%   September 25, 2009 June 30, 2018
     Class Y Shares                     Contractual     1.75%      July 1, 2009    June 30, 2018

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                           ------------ ---------- ------------------ --------------
Invesco European Small Company Fund
     Class A Shares                            Contractual     2.25%      July 1, 2009    June 30, 2018
     Class B Shares                            Contractual     3.00%      July 1, 2009    June 30, 2018
     Class C Shares                            Contractual     3.00%      July 1, 2009    June 30, 2018
     Class R6 Shares                           Contractual     2.00%     April 4, 2017    June 30, 2018
     Class Y Shares                            Contractual     2.00%      July 1, 2009    June 30, 2018

Invesco Global Core Equity Fund
     Class A Shares                            Contractual     1.22%    January 1, 2017   April 30, 2018
     Class B Shares                            Contractual     1.97%    January 1, 2017   April 30, 2018
     Class C Shares                            Contractual     1.97%    January 1, 2017   April 30, 2018
     Class R Shares                            Contractual     1.47%    January 1, 2017   April 30, 2018
     Class R5 Shares                           Contractual     0.97%    January 1, 2017   April 30, 2018
     Class R6 Shares                           Contractual     0.97%     April 4, 2017    April 30, 2018
     Class Y Shares                            Contractual     0.97%    January 1, 2017   April 30, 2018

Invesco International Small Company Fund
     Class A Shares                            Contractual     2.25%      July 1, 2009    June 30, 2018
     Class B Shares                            Contractual     3.00%      July 1, 2009    June 30, 2018
     Class C Shares                            Contractual     3.00%      July 1, 2009    June 30, 2018
     Class R5 Shares                           Contractual     2.00%      July 1, 2009    June 30, 2018
     Class R6 Shares                           Contractual     2.00%   September 24, 2012 June 30, 2018
     Class Y Shares                            Contractual     2.00%      July 1, 2009    June 30, 2018

See page 17 for footnotes to Exhibit A.

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                ------------ ---------- ------------------ -------------
Invesco Small Cap Equity Fund
     Class A Shares                 Contractual     2.00%      July 1, 2009    June 30, 2018
     Class B Shares                 Contractual     2.75%      July 1, 2009    June 30, 2018
     Class C Shares                 Contractual     2.75%      July 1, 2009    June 30, 2018
     Class R Shares                 Contractual     2.25%      July 1, 2009    June 30, 2018
     Class R5 Shares                Contractual     1.75%      July 1, 2009    June 30, 2018
     Class R6 Shares                Contractual     1.75%   September 24, 2012 June 30, 2018
     Class Y Shares                 Contractual     1.75%      July 1, 2009    June 30, 2018

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                                 CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                             ------------ -------------------  ------------------ --------------
Invesco Alternative Strategies Fund
     Class A Shares                              Contractual  1.44% less net AFFE*  January 1, 2017   April 30, 2018
     Class C Shares                              Contractual  2.19% less net AFFE*  January 1, 2017   April 30, 2018
     Class R Shares                              Contractual  1.69% less net AFFE*  January 1, 2017   April 30, 2018
     Class R5 Shares                             Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2018
     Class R6 Shares                             Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2018
     Class Y Shares                              Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2018

Invesco Balanced-Risk Retirement 2020 Fund
     Class A Shares                              Contractual         0.25%          November 4, 2009  April 30, 2018
     Class AX Shares                             Contractual         0.25%         February 12, 2010  April 30, 2018
     Class B Shares                              Contractual         1.00%          November 4, 2009  April 30, 2018
     Class C Shares                              Contractual         1.00%          November 4, 2009  April 30, 2018
     Class CX Shares                             Contractual         1.00%         February 12, 2010  April 30, 2018
     Class R Shares                              Contractual         0.50%          November 4, 2009  April 30, 2018
     Class R5 Shares                             Contractual         0.00%          November 4, 2009  April 30, 2018
     Class R6 Shares                             Contractual         0.00%         September 24, 2012 April 30, 2018
     Class RX Shares                             Contractual         0.50%         February 12, 2010  April 30, 2018
     Class Y Shares                              Contractual         0.00%          November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement 2030 Fund
     Class A Shares                              Contractual         0.25%          November 4, 2009  April 30, 2018
     Class AX Shares                             Contractual         0.25%         February 12, 2010  April 30, 2018
     Class B Shares                              Contractual         1.00%          November 4, 2009  April 30, 2018
     Class C Shares                              Contractual         1.00%          November 4, 2009  April 30, 2018
     Class CX Shares                             Contractual         1.00%         February 12, 2010  April 30, 2018
     Class R Shares                              Contractual         0.50%          November 4, 2009  April 30, 2018
     Class R5 Shares                             Contractual         0.00%          November 4, 2009  April 30, 2018
     Class R6 Shares                             Contractual         0.00%         September 24, 2012 April 30, 2018
     Class RX Shares                             Contractual         0.50%         February 12, 2010  April 30, 2018
     Class Y Shares                              Contractual         0.00%          November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement 2040 Fund
     Class A Shares                              Contractual         0.25%          November 4, 2009  April 30, 2018
     Class AX Shares                             Contractual         0.25%         February 12, 2010  April 30, 2018
     Class B Shares                              Contractual         1.00%          November 4, 2009  April 30, 2018
     Class C Shares                              Contractual         1.00%          November 4, 2009  April 30, 2018
     Class CX Shares                             Contractual         1.00%         February 12, 2010  April 30, 2018
     Class R Shares                              Contractual         0.50%          November 4, 2009  April 30, 2018
     Class R5 Shares                             Contractual         0.00%          November 4, 2009  April 30, 2018
     Class R6 Shares                             Contractual         0.00%         September 24, 2012 April 30, 2018
     Class RX Shares                             Contractual         0.50%         February 12, 2010  April 30, 2018
     Class Y Shares                              Contractual         0.00%          November 4, 2009  April 30, 2018

See page 17 for footnotes to Exhibit A.

                                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                   VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                  ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
     Class A Shares                                   Contractual     0.25%    November 4, 2009  April 30, 2018
     Class AX Shares                                  Contractual     0.25%   February 12, 2010  April 30, 2018
     Class B Shares                                   Contractual     1.00%    November 4, 2009  April 30, 2018
     Class C Shares                                   Contractual     1.00%    November 4, 2009  April 30, 2018
     Class CX Shares                                  Contractual     1.00%   February 12, 2010  April 30, 2018
     Class R Shares                                   Contractual     0.50%    November 4, 2009  April 30, 2018
     Class R5 Shares                                  Contractual     0.00%    November 4, 2009  April 30, 2018
     Class R6 Shares                                  Contractual     0.00%   September 24, 2012 April 30, 2018
     Class RX Shares                                  Contractual     0.50%   February 12, 2010  April 30, 2018
     Class Y Shares                                   Contractual     0.00%    November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement Now Fund
     Class A Shares                                   Contractual     0.25%    November 4, 2009  April 30, 2018
     Class AX Shares                                  Contractual     0.25%   February 12, 2010  April 30, 2018
     Class B Shares                                   Contractual     1.00%    November 4, 2009  April 30, 2018
     Class C Shares                                   Contractual     1.00%    November 4, 2009  April 30, 2018
     Class CX Shares                                  Contractual     1.00%   February 12, 2010  April 30, 2018
     Class R Shares                                   Contractual     0.50%    November 4, 2009  April 30, 2018
     Class R5 Shares                                  Contractual     0.00%    November 4, 2009  April 30, 2018
     Class R6 Shares                                  Contractual     0.00%   September 24, 2012 April 30, 2018
     Class RX Shares                                  Contractual     0.50%   February 12, 2010  April 30, 2018
     Class Y Shares                                   Contractual     0.00%    November 4, 2009  April 30, 2018

Invesco Conservative Allocation Fund
     Class A Shares                                   Contractual     1.50%      July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual     2.25%      July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual     2.25%      July 1, 2012    June 30, 2018
     Class R Shares                                   Contractual     1.75%      July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual     1.25%      July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual     1.25%     April 4, 2017    June 30, 2018
     Class S Shares                                   Contractual     1.40%      July 1, 2012    June 30, 2018
     Class Y Shares                                   Contractual     1.25%      July 1, 2012    June 30, 2018

Invesco Convertible Securities Fund
     Class A Shares                                   Contractual     1.50%      July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual     2.25%      July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual     2.25%      July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual     1.25%      July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual     1.25%   September 24, 2012 June 30, 2018
     Class Y Shares                                   Contractual     1.25%      July 1, 2012    June 30, 2018

Invesco Global Low Volatility Equity Yield Fund
     Class A Shares                                   Contractual     2.00%      May 1, 2016     June 30, 2018
     Class B Shares                                   Contractual     2.75%      May 1, 2016     June 30, 2018
     Class C Shares                                   Contractual     2.75%      May 1, 2016     June 30, 2018
     Class R Shares                                   Contractual     2.25%      May 1, 2016     June 30, 2018
     Class R5 Shares                                  Contractual     1.75%      May 1, 2016     June 30, 2018
     Class R6 Shares                                  Contractual     1.75%     April 4, 2017    June 30, 2018
     Class Y Shares                                   Contractual     1.75%      May 1, 2016     June 30, 2018

Invesco Growth Allocation Fund
     Class A Shares                                   Contractual     2.00%      July 1, 2012    June 30, 2018
     Class B Shares                                   Contractual     2.75%      July 1, 2012    June 30, 2018
     Class C Shares                                   Contractual     2.75%      July 1, 2012    June 30, 2018
     Class R Shares                                   Contractual     2.25%      July 1, 2012    June 30, 2018
     Class R5 Shares                                  Contractual     1.75%      July 1, 2012    June 30, 2018
     Class R6 Shares                                  Contractual     1.75%     April 4, 2017    June 30, 2018
     Class S Shares                                   Contractual     1.90%      July 1, 2012    June 30, 2018
     Class Y Shares                                   Contractual     1.75%      July 1, 2012    June 30, 2018

See page 17 for footnotes to Exhibit A.

                                          CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                       VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                      ------------ -------------------  ------------------ --------------
Invesco Income Allocation Fund
     Class A Shares                       Contractual         0.25%            May 1, 2012     April 30, 2018
     Class B Shares                       Contractual         1.00%            May 1, 2012     April 30, 2018
     Class C Shares                       Contractual         1.00%            May 1, 2012     April 30, 2018
     Class R Shares                       Contractual         0.50%            May 1, 2012     April 30, 2018
     Class R5 Shares                      Contractual         0.00%            May 1, 2012     April 30, 2018
     Class R6 Shares                      Contractual         0.00%           April 4, 2017    April 30, 2018
     Class Y Shares                       Contractual         0.00%            May 1, 2012     April 30, 2018

Invesco International Allocation Fund
     Class A Shares                       Contractual         2.25%            May 1, 2012     June 30, 2018
     Class B Shares                       Contractual         3.00%            May 1, 2012     June 30, 2018
     Class C Shares                       Contractual         3.00%            May 1, 2012     June 30, 2018
     Class R Shares                       Contractual         2.50%            May 1, 2012     June 30, 2018
     Class R5 Shares                      Contractual         2.00%            May 1, 2012     June 30, 2018
     Class R6 Shares                      Contractual         2.00%           April 4, 2017    June 30, 2018
     Class Y Shares                       Contractual         2.00%            May 1, 2012     June 30, 2018

Invesco Mid Cap Core Equity Fund
     Class A Shares                       Contractual         2.00%            July 1, 2009    June 30, 2018
     Class B Shares                       Contractual         2.75%            July 1, 2009    June 30, 2018
     Class C Shares                       Contractual         2.75%            July 1, 2009    June 30, 2018
     Class R Shares                       Contractual         2.25%            July 1, 2009    June 30, 2018
     Class R5 Shares                      Contractual         1.75%            July 1, 2009    June 30, 2018
     Class R6 Shares                      Contractual         1.75%         September 24, 2012 June 30, 2018
     Class Y Shares                       Contractual         1.75%            July 1, 2009    June 30, 2018

Invesco Moderate Allocation Fund
     Class A Shares                       Contractual         1.50%            July 1, 2012    June 30, 2018
     Class B Shares                       Contractual         2.25%            July 1, 2012    June 30, 2018
     Class C Shares                       Contractual         2.25%            July 1, 2012    June 30, 2018
     Class R Shares                       Contractual         1.75%            July 1, 2012    June 30, 2018
     Class R5 Shares                      Contractual         1.25%            July 1, 2012    June 30, 2018
     Class R6 Shares                      Contractual         1.25%           April 4, 2017    June 30, 2018
     Class S Shares                       Contractual         1.40%            July 1, 2012    June 30, 2018
     Class Y Shares                       Contractual         1.25%            July 1, 2012    June 30, 2018

Invesco Multi-Asset Inflation Fund
     Class A Shares                       Contractual  1.02% less net AFFE*  January 1, 2017   April 30, 2018
     Class C Shares                       Contractual  1.77% less net AFFE*  January 1, 2017   April 30, 2018
     Class R Shares                       Contractual  1.27% less net AFFE*  January 1, 2017   April 30, 2018
     Class R5 Shares                      Contractual  0.77% less net AFFE*  January 1, 2017   April 30, 2018
     Class R6 Shares                      Contractual  0.77% less net AFFE*  January 1, 2017   April 30, 2018
     Class Y Shares                       Contractual  0.77% less net AFFE*  January 1, 2017   April 30, 2018

Invesco Quality Income Fund
     Class A Shares                       Contractual         1.50%            July 1, 2012    June 30, 2018
     Class B Shares                       Contractual         2.25%            July 1, 2012    June 30, 2018
     Class C Shares                       Contractual         2.25%            July 1, 2012    June 30, 2018
     Class R5 Shares                      Contractual         1.25%            July 1, 2012    June 30, 2018
     Class R6 Shares                      Contractual         1.25%           April 4, 2017    June 30, 2018
     Class Y Shares                       Contractual         1.25%            July 1, 2012    June 30, 2018

Invesco Small Cap Growth Fund
     Class A Shares                       Contractual         2.00%            July 1, 2009    June 30, 2018
     Class B Shares                       Contractual         2.75%            July 1, 2009    June 30, 2018
     Class C Shares                       Contractual         2.75%            July 1, 2009    June 30, 2018
     Class R Shares                       Contractual         2.25%            July 1, 2009    June 30, 2018
     Class R5 Shares                      Contractual         1.75%            July 1, 2009    June 30, 2018
     Class R6 Shares                      Contractual         1.75%         September 24, 2012 June 30, 2018
     Class Y Shares                       Contractual         1.75%            July 1, 2009    June 30, 2018
     Investor Class Shares                Contractual         2.00%            July 1, 2009    June 30, 2018

See page 17 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                           ------------ ---------- ----------------- -----------------
Invesco Asia Pacific Growth Fund
     Class A Shares                            Contractual     2.25%     July 1, 2009      June 30, 2018
     Class B Shares                            Contractual     3.00%     July 1, 2009      June 30, 2018
     Class C Shares                            Contractual     3.00%     July 1, 2009      June 30, 2018
     Class R6 Shares                           Contractual     2.00%     April 4, 2017     June 30, 2018
     Class Y Shares                            Contractual     2.00%     July 1, 2009      June 30, 2018

Invesco European Growth Fund
     Class A Shares                            Contractual     2.25%     July 1, 2009      June 30, 2018
     Class B Shares                            Contractual     3.00%     July 1, 2009      June 30, 2018
     Class C Shares                            Contractual     3.00%     July 1, 2009      June 30, 2018
     Class R Shares                            Contractual     2.50%     July 1, 2009      June 30, 2018
     Class R6 Shares                           Contractual     2.00%     April 4, 2017     June 30, 2018
     Class Y Shares                            Contractual     2.00%     July 1, 2009      June 30, 2018
     Investor Class Shares                     Contractual     2.25%     July 1, 2009      June 30, 2018

Invesco Global Growth Fund
     Class A Shares                            Contractual     1.22%    January 1, 2017  February 28, 2018
     Class B Shares                            Contractual     1.97%    January 1, 2017  February 28, 2018
     Class C Shares                            Contractual     1.97%    January 1, 2017  February 28, 2018
     Class R5 Shares                           Contractual     0.97%    January 1, 2017  February 28, 2018
     Class R6 Shares                           Contractual     0.97%    January 1, 2017  February 28, 2018
     Class Y Shares                            Contractual     0.97%    January 1, 2017  February 28, 2018

Invesco Global Opportunities Fund
     Class A Shares                            Contractual     1.02%    January 1, 2017  February 28, 2018
     Class C Shares                            Contractual     1.77%    January 1, 2017  February 28, 2018
     Class R Shares                            Contractual     1.27%    January 1, 2017  February 28, 2018
     Class R5 Shares                           Contractual     0.77%    January 1, 2017  February 28, 2018
     Class R6 Shares                           Contractual     0.77%    January 1, 2017  February 28, 2018
     Class Y Shares                            Contractual     0.77%    January 1, 2017  February 28, 2018

Invesco Global Small & Mid Cap Growth Fund
     Class A Shares                            Contractual     2.25%     July 1, 2009      June 30, 2018
     Class B Shares                            Contractual     3.00%     July 1, 2009      June 30, 2018
     Class C Shares                            Contractual     3.00%     July 1, 2009      June 30, 2018
     Class R5 Shares                           Contractual     2.00%     July 1, 2009      June 30, 2018
     Class R6 Shares                           Contractual     2.00%     April 4, 2017     June 30, 2018
     Class Y Shares                            Contractual     2.00%     July 1, 2009      June 30, 2018

Invesco Global Responsibility Equity Fund
     Class A Shares                            Contractual     0.85%     June 30, 2016   February 28, 2018
     Class C Shares                            Contractual     1.60%     June 30, 2016   February 28, 2018
     Class R Shares                            Contractual     1.10%     June 30, 2016   February 28, 2018
     Class R5 Shares                           Contractual     0.60%     June 30, 2016   February 28, 2018
     Class R6 Shares                           Contractual     0.60%     June 30, 2016   February 28, 2018
     Class Y Shares                            Contractual     0.60%     June 30, 2016   February 28, 2018

Invesco International Companies Fund
     Class A Shares                            Contractual     1.12%    January 1, 2017  February 28, 2018
     Class C Shares                            Contractual     1.87%    January 1, 2017  February 28, 2018
     Class R Shares                            Contractual     1.37%    January 1, 2017  February 28, 2018
     Class R5 Shares                           Contractual     0.87%    January 1, 2017  February 28, 2018
     Class R6 Shares                           Contractual     0.87%    January 1, 2017  February 28, 2018
     Class Y Shares                            Contractual     0.87%    January 1, 2017  February 28, 2018

See page 17 for footnotes to Exhibit A.

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                       ------------ ---------- ----------------- -----------------
Invesco International Core Equity Fund
     Class A Shares                        Contractual     1.12%    January 1, 2017  February 28, 2018
     Class B Shares                        Contractual     1.87%    January 1, 2017  February 28, 2018
     Class C Shares                        Contractual     1.87%    January 1, 2017  February 28, 2018
     Class R Shares                        Contractual     1.37%    January 1, 2017  February 28, 2018
     Class R5 Shares                       Contractual     0.87%    January 1, 2017  February 28, 2018
     Class R6 Shares                       Contractual     0.87%    January 1, 2017  February 28, 2018
     Class Y Shares                        Contractual     0.87%    January 1, 2017  February 28, 2018
     Investor Class Shares                 Contractual     1.12%    January 1, 2017  February 28, 2018

Invesco International Growth Fund
     Class A Shares                        Contractual     2.25%     July 1, 2013      June 30, 2018
     Class B Shares                        Contractual     3.00%     July 1, 2013      June 30, 2018
     Class C Shares                        Contractual     3.00%     July 1, 2013      June 30, 2018
     Class R Shares                        Contractual     2.50%     July 1, 2013      June 30, 2018
     Class R5 Shares                       Contractual     2.00%     July 1, 2013      June 30, 2018
     Class R6 Shares                       Contractual     2.00%     July 1, 2013      June 30, 2018
     Class Y Shares                        Contractual     2.00%     July 1, 2013      June 30, 2018

Invesco Select Opportunities Fund
     Class A Shares                        Contractual     1.02%    January 1, 2017  February 28, 2018
     Class C Shares                        Contractual     1.77%    January 1, 2017  February 28, 2018
     Class R Shares                        Contractual     1.27%    January 1, 2017  February 28, 2018
     Class R5 Shares                       Contractual     0.77%    January 1, 2017  February 28, 2018
     Class R6 Shares                       Contractual     0.77%    January 1, 2017  February 28, 2018
     Class Y Shares                        Contractual     0.77%    January 1, 2017  February 28, 2018

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                 ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
     Class A Shares                                  Contractual     1.50%    January 1, 2017   February 28, 2018
     Class C Shares                                  Contractual     2.25%    January 1, 2017   February 28, 2018
     Class R Shares                                  Contractual     1.75%    January 1, 2017   February 28, 2018
     Class R5 Shares                                 Contractual     1.25%    January 1, 2017   February 28, 2018
     Class R6 Shares                                 Contractual     1.25%    January 1, 2017   February 28, 2018
     Class Y Shares                                  Contractual     1.25%    January 1, 2017   February 28, 2018

Invesco Balanced-Risk Allocation Fund/2/
     Class A Shares                                  Contractual     2.00%      July 1, 2012      June 30, 2018
     Class B Shares                                  Contractual     2.75%      July 1, 2012      June 30, 2018
     Class C Shares                                  Contractual     2.75%      July 1, 2012      June 30, 2018
     Class R Shares                                  Contractual     2.25%      July 1, 2012      June 30, 2018
     Class R5 Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2018
     Class R6 Shares                                 Contractual     1.75%   September 24, 2012   June 30, 2018
     Class Y Shares                                  Contractual     1.75%      July 1, 2012      June 30, 2018

Invesco Balanced-Risk Commodity Strategy Fund/3/
     Class A Shares                                  Contractual     2.00%      July 1, 2014      June 30, 2018
     Class B Shares                                  Contractual     2.75%      July 1, 2014      June 30, 2018
     Class C Shares                                  Contractual     2.75%      July 1, 2014      June 30, 2018
     Class R Shares                                  Contractual     2.25%      July 1, 2014      June 30, 2018
     Class R5 Shares                                 Contractual     1.75%      July 1, 2014      June 30, 2018
     Class R6 Shares                                 Contractual     1.75%      July 1, 2014      June 30, 2018
     Class Y Shares                                  Contractual     1.75%      July 1, 2014      June 30, 2018

See page 17 for footnotes to Exhibit A.

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco Developing Markets Fund
     Class A Shares                               Contractual     2.25%      July 1, 2012      June 30, 2018
     Class B Shares                               Contractual     3.00%      July 1, 2012      June 30, 2018
     Class C Shares                               Contractual     3.00%      July 1, 2012      June 30, 2018
     Class R5 Shares                              Contractual     2.00%      July 1, 2012      June 30, 2018
     Class R6 Shares                              Contractual     2.00%   September 24, 2012   June 30, 2018
     Class Y Shares                               Contractual     2.00%      July 1, 2012      June 30, 2018

Invesco Emerging Markets Equity Fund
     Class A Shares                               Contractual     1.33%    January 1, 2017   February 28, 2018
     Class C Shares                               Contractual     2.08%    January 1, 2017   February 28, 2018
     Class R Shares                               Contractual     1.58%    January 1, 2017   February 28, 2018
     Class R5 Shares                              Contractual     1.08%    January 1, 2017   February 28, 2018
     Class R6 Shares                              Contractual     1.08%    January 1, 2017   February 28, 2018
     Class Y Shares                               Contractual     1.08%    January 1, 2017   February 28, 2018

Invesco Emerging Markets Flexible Bond Fund
     Class A Shares                               Contractual     1.24%     June 14, 2010    February 28, 2018
     Class B Shares                               Contractual     1.99%     June 14, 2010    February 28, 2018
     Class C Shares                               Contractual     1.99%     June 14, 2010    February 28, 2018
     Class R Shares                               Contractual     1.49%     June 14, 2010    February 28, 2018
     Class R5 Shares                              Contractual     0.99%     June 14, 2010    February 28, 2018
     Class R6 Shares                              Contractual     0.99%   September 24, 2012 February 28, 2018
     Class Y Shares                               Contractual     0.99%     June 14, 2010    February 28, 2018

Invesco Endeavor Fund
     Class A Shares                               Contractual     2.00%      July 1, 2009      June 30, 2018
     Class B Shares                               Contractual     2.75%      July 1, 2009      June 30, 2018
     Class C Shares                               Contractual     2.75%      July 1, 2009      June 30, 2018
     Class R Shares                               Contractual     2.25%      July 1, 2009      June 30, 2018
     Class R5 Shares                              Contractual     1.75%      July 1, 2009      June 30, 2018
     Class R6 Shares                              Contractual     1.75%   September 24, 2012   June 30, 2018
     Class Y Shares                               Contractual     1.75%      July 1, 2009      June 30, 2018

Invesco Global Health Care Fund
     Class A Shares                               Contractual     2.00%      July 1, 2012      June 30, 2018
     Class B Shares                               Contractual     2.75%      July 1, 2012      June 30, 2018
     Class C Shares                               Contractual     2.75%      July 1, 2012      June 30, 2018
     Class R6 Shares                              Contractual     1.75%      July 1, 2012      June 30, 2018
     Class Y Shares                               Contractual     1.75%     April 4, 2017      June 30, 2018
     Investor Class Shares                        Contractual     2.00%      July 1, 2012      June 30, 2018

Invesco Global Infrastructure Fund
     Class A Shares                               Contractual     1.28%    January 1, 2017   February 28, 2018
     Class C Shares                               Contractual     2.03%    January 1, 2017   February 28, 2018
     Class R Shares                               Contractual     1.53%    January 1, 2017   February 28, 2018
     Class R5 Shares                              Contractual     1.03%    January 1, 2017   February 28, 2018
     Class R6 Shares                              Contractual     1.03%    January 1, 2017   February 28, 2018
     Class Y Shares                               Contractual     1.03%    January 1, 2017   February 28, 2018

Invesco Global Market Neutral Fund
     Class A Shares                               Contractual     1.50%    January 1, 2017   February 28, 2018
     Class C Shares                               Contractual     2.25%    January 1, 2017   February 28, 2018
     Class R Shares                               Contractual     1.75%    January 1, 2017   February 28, 2018
     Class R5 Shares                              Contractual     1.25%    January 1, 2017   February 28, 2018
     Class R6 Shares                              Contractual     1.25%    January 1, 2017   February 28, 2018
     Class Y Shares                               Contractual     1.25%    January 1, 2017   February 28, 2018

See page 17 for footnotes to Exhibit A.

                                                 CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                             ------------ -------------------  ----------------- -----------------
Invesco Global Targeted Returns Fund4
     Class A Shares                              Contractual  1.44% less net AFFE*  January 1, 2017  February 28, 2018
     Class C Shares                              Contractual  2.19% less net AFFE*  January 1, 2017  February 28, 2018
     Class R Shares                              Contractual  1.69% less net AFFE*  January 1, 2017  February 28, 2018
     Class R5 Shares                             Contractual  1.19% less net AFFE*  January 1, 2017  February 28, 2018
     Class R6 Shares                             Contractual  1.19% less net AFFE*  January 1, 2017  February 28, 2018
     Class Y Shares                              Contractual  1.19% less net AFFE*  January 1, 2017  February 28, 2018

Invesco Greater China Fund
     Class A Shares                              Contractual         2.25%           July 1, 2009      June 30, 2018
     Class B Shares                              Contractual         3.00%           July 1, 2009      June 30, 2018
     Class C Shares                              Contractual         3.00%           July 1, 2009      June 30, 2018
     Class R5 Shares                             Contractual         2.00%           July 1, 2009      June 30, 2018
     Class R6 Shares                             Contractual         2.00%           April 4, 2017     June 30, 2018
     Class Y Shares                              Contractual         2.00%           July 1, 2009      June 30, 2018

Invesco Long/Short Equity Fund
     Class A Shares                              Contractual         1.59%          January 1, 2017  February 28, 2018
     Class C Shares                              Contractual         2.34%          January 1, 2017  February 28, 2018
     Class R Shares                              Contractual         1.84%          January 1, 2017  February 28, 2018
     Class R5 Shares                             Contractual         1.34%          January 1, 2017  February 28, 2018
     Class R6 Shares                             Contractual         1.34%          January 1, 2017  February 28, 2018
     Class Y Shares                              Contractual         1.34%          January 1, 2017  February 28, 2018

Invesco Low Volatility Emerging Markets Fund
     Class A Shares                              Contractual         1.33%          January 1, 2017  February 28, 2018
     Class C Shares                              Contractual         2.08%          January 1, 2017  February 28, 2018
     Class R Shares                              Contractual         1.58%          January 1, 2017  February 28, 2018
     Class R5 Shares                             Contractual         1.08%          January 1, 2017  February 28, 2018
     Class R6 Shares                             Contractual         1.08%          January 1, 2017  February 28, 2018
     Class Y Shares                              Contractual         1.08%          January 1, 2017  February 28, 2018

Invesco MLP Fund
     Class A Shares                              Contractual         1.28%          January 1, 2017  February 28, 2018
     Class C Shares                              Contractual         2.03%          January 1, 2017  February 28, 2018
     Class R Shares                              Contractual         1.53%          January 1, 2017  February 28, 2018
     Class R5 Shares                             Contractual         1.03%          January 1, 2017  February 28, 2018
     Class R6 Shares                             Contractual         1.03%          January 1, 2017  February 28, 2018
     Class Y Shares                              Contractual         1.03%          January 1, 2017  February 28, 2018

Invesco Macro Allocation Strategy Fund/5/
     Class A Shares                              Contractual         1.44%          January 1, 2017  February 28, 2018
     Class C Shares                              Contractual         2.19%          January 1, 2017  February 28, 2018
     Class R Shares                              Contractual         1.69%          January 1, 2017  February 28, 2018
     Class R5 Shares                             Contractual         1.19%          January 1, 2017  February 28, 2018
     Class R6 Shares                             Contractual         1.19%          January 1, 2017  February 28, 2018
     Class Y Shares                              Contractual         1.19%          January 1, 2017  February 28, 2018

Invesco Multi-Asset Income Fund
     Class A Shares                              Contractual         0.85%          January 1, 2017  February 28, 2018
     Class C Shares                              Contractual         1.60%          January 1, 2017  February 28, 2018
     Class R Shares                              Contractual         1.10%          January 1, 2017  February 28, 2018
     Class R5 Shares                             Contractual         0.60%          January 1, 2017  February 28, 2018
     Class R6 Shares                             Contractual         0.60%          January 1, 2017  February 28, 2018
     Class Y Shares                              Contractual         0.60%          January 1, 2017  February 28, 2018

See page 17 for footnotes to Exhibit A.

                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                              ------------ ---------- ----------------- -----------------
Invesco Pacific Growth Fund
     Class A Shares               Contractual     2.25%       July 1, 2012      June 30, 2018
     Class B Shares               Contractual     3.00%       July 1, 2012      June 30, 2018
     Class C Shares               Contractual     3.00%       July 1, 2012      June 30, 2018
     Class R Shares               Contractual     2.50%       July 1, 2012      June 30, 2018
     Class R5 Shares              Contractual     2.00%       July 1, 2012      June 30, 2018
     Class R6 Shares              Contractual     2.00%      April 4, 2017      June 30, 2018
     Class Y Shares               Contractual     2.00%       July 1, 2012      June 30, 2018

Invesco Select Companies Fund
     Class A Shares               Contractual     2.00%       July 1, 2009      June 30, 2018
     Class B Shares               Contractual     2.75%       July 1, 2009      June 30, 2018
     Class C Shares               Contractual     2.75%       July 1, 2009      June 30, 2018
     Class R Shares               Contractual     2.25%       July 1, 2009      June 30, 2018
     Class R5 Shares              Contractual     1.75%       July 1, 2009      June 30, 2018
     Class R6 Shares              Contractual     1.75%      April 4, 2017      June 30, 2018
     Class Y Shares               Contractual     1.75%       July 1, 2009      June 30, 2018

Invesco World Bond Fund
     Class A Shares               Contractual     0.94%   December 1, 2016  February 28, 2018
     Class B Shares               Contractual     1.69%   December 1, 2016  February 28, 2018
     Class C Shares               Contractual     1.69%   December 1, 2016  February 28, 2018
     Class R5 Shares              Contractual     0.69%   December 1, 2016  February 28, 2018
     Class R6 Shares              Contractual     0.69%   December 1, 2016  February 28, 2018
     Class Y Shares               Contractual     0.69%   December 1, 2016  February 28, 2018

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
     Class A Shares                 Contractual     1.50%      July 1, 2012    June 30, 2018
     Class B Shares                 Contractual     2.25%      July 1, 2012    June 30, 2018
     Class C Shares                 Contractual     2.25%      July 1, 2012    June 30, 2018
     Class R Shares                 Contractual     1.75%      July 1, 2012    June 30, 2018
     Class R5 Shares                Contractual     1.25%      July 1, 2012    June 30, 2018
     Class R6 Shares                Contractual     1.25%   September 24, 2012 June 30, 2018
     Class Y Shares                 Contractual     1.25%      July 1, 2012    June 30, 2018

Invesco Global Real Estate Fund
     Class A Shares                 Contractual     2.00%      July 1, 2009    June 30, 2018
     Class B Shares                 Contractual     2.75%      July 1, 2009    June 30, 2018
     Class C Shares                 Contractual     2.75%      July 1, 2009    June 30, 2018
     Class R Shares                 Contractual     2.25%      July 1, 2009    June 30, 2018
     Class R5 Shares                Contractual     1.75%      July 1, 2009    June 30, 2018
     Class R6 Shares                Contractual     1.75%   September 24, 2012 June 30, 2018
     Class Y Shares                 Contractual     1.75%      July 1, 2009    June 30, 2018

Invesco High Yield Fund
     Class A Shares                 Contractual     1.50%      July 1, 2013    June 30, 2018
     Class B Shares                 Contractual     2.25%      July 1, 2013    June 30, 2018
     Class C Shares                 Contractual     2.25%      July 1, 2013    June 30, 2018
     Class R5 Shares                Contractual     1.25%      July 1, 2013    June 30, 2018
     Class R6 Shares                Contractual     1.25%      July 1, 2013    June 30, 2018
     Class Y Shares                 Contractual     1.25%      July 1, 2013    June 30, 2018
     Investor Class Shares          Contractual     1.50%      July 1, 2013    June 30, 2018

See page 17 for footnotes to Exhibit A.

                                                    CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                 VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                                ------------ ----------  ------------------ -------------
Invesco Short Duration Inflation Protected Fund
     Class A Shares                                 Contractual      0.55%   December 31, 2015  June 30, 2018
     Class A2 Shares                                Contractual      0.45%   December 31, 2015  June 30, 2018
     Class R5 Shares                                Contractual      0.30%   December 31, 2015  June 30, 2018
     Class R6 Shares                                Contractual      0.30%   December 31, 2015  June 30, 2018
     Class Y Shares                                 Contractual      0.30%   December 31, 2015  June 30, 2018

Invesco Real Estate Fund
     Class A Shares                                 Contractual      2.00%      July 1, 2012    June 30, 2018
     Class B Shares                                 Contractual      2.75%      July 1, 2012    June 30, 2018
     Class C Shares                                 Contractual      2.75%      July 1, 2012    June 30, 2018
     Class R Shares                                 Contractual      2.25%      July 1, 2012    June 30, 2018
     Class R5 Shares                                Contractual      1.75%      July 1, 2012    June 30, 2018
     Class R6 Shares                                Contractual      1.75%   September 24, 2012 June 30, 2018
     Class Y Shares                                 Contractual      1.75%      July 1, 2012    June 30, 2018
     Investor Class Shares                          Contractual      2.00%      July 1, 2012    June 30, 2018

Invesco Short Term Bond Fund
     Class A Shares                                 Contractual      1.40%      July 1, 2013    June 30, 2018
     Class C Shares                                 Contractual     1.75%/6/    July 1, 2013    June 30, 2018
     Class R Shares                                 Contractual      1.75%      July 1, 2013    June 30, 2018
     Class R5 Shares                                Contractual      1.25%      July 1, 2013    June 30, 2018
     Class R6 Shares                                Contractual      1.25%      July 1, 2013    June 30, 2018
     Class Y Shares                                 Contractual      1.25%      July 1, 2013    June 30, 2018

Invesco U.S. Government Fund
     Class A Shares                                 Contractual      1.50%      July 1, 2012    June 30, 2018
     Class B Shares                                 Contractual      2.25%      July 1, 2012    June 30, 2018
     Class C Shares                                 Contractual      2.25%      July 1, 2012    June 30, 2018
     Class R Shares                                 Contractual      1.75%      July 1, 2012    June 30, 2018
     Class R5 Shares                                Contractual      1.25%      July 1, 2012    June 30, 2018
     Class R6 Shares                                Contractual      1.25%     April 4, 2017    June 30, 2018
     Class Y Shares                                 Contractual      1.25%      July 1, 2012    June 30, 2018
     Investor Class Shares                          Contractual      1.50%      July 1, 2012    June 30, 2018

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                             VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                            ------------ ---------- ------------------ -------------
Invesco American Value Fund
     Class A Shares             Contractual     2.00%      July 1, 2013    June 30, 2018
     Class B Shares             Contractual     2.75%      July 1, 2013    June 30, 2018
     Class C Shares             Contractual     2.75%      July 1, 2013    June 30, 2018
     Class R Shares             Contractual     2.25%      July 1, 2013    June 30, 2018
     Class R5 Shares            Contractual     1.75%      July 1, 2013    June 30, 2018
     Class R6 Shares            Contractual     1.75%      July 1, 2013    June 30, 2018
     Class Y Shares             Contractual     1.75%      July 1, 2013    June 30, 2018

Invesco Comstock Fund
     Class A Shares             Contractual     2.00%      July 1, 2012    June 30, 2018
     Class B Shares             Contractual     2.75%      July 1, 2012    June 30, 2018
     Class C Shares             Contractual     2.75%      July 1, 2012    June 30, 2018
     Class R Shares             Contractual     2.25%      July 1, 2012    June 30, 2018
     Class R5 Shares            Contractual     1.75%      July 1, 2012    June 30, 2018
     Class R6 Shares            Contractual     1.75%   September 24, 2012 June 30, 2018
     Class Y Shares             Contractual     1.75%      July 1, 2012    June 30, 2018

See page 17 for footnotes to Exhibit A.

                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                    ------------ ---------- ----------------- -------------
Invesco Energy Fund
     Class A Shares                     Contractual     2.00%     July 1, 2009    June 30, 2018
     Class B Shares                     Contractual     2.75%     July 1, 2009    June 30, 2018
     Class C Shares                     Contractual     2.75%     July 1, 2009    June 30, 2018
     Class R5 Shares                    Contractual     1.75%     July 1, 2009    June 30, 2018
     Class R6 Shares                    Contractual     1.75%     April 4, 2017   June 30, 2018
     Class Y Shares                     Contractual     1.75%     July 1, 2009    June 30, 2018
     Investor Class Shares              Contractual     2.00%     July 1, 2009    June 30, 2018

Invesco Dividend Income Fund
     Class A Shares                     Contractual     2.00%   September 1, 2016 June 30, 2018
     Class B Shares                     Contractual     2.75%   September 1, 2016 June 30, 2018
     Class C Shares                     Contractual     2.75%   September 1, 2016 June 30, 2018
     Class R5 Shares                    Contractual     1.75%   September 1, 2016 June 30, 2018
     Class R6 Shares                    Contractual     1.75%   September 1, 2016 June 30, 2018
     Class Y Shares                     Contractual     1.75%   September 1, 2016 June 30, 2018
     Investor Class Shares              Contractual     2.00%   September 1, 2016 June 30, 2018

Invesco Gold & Precious Metals Fund
     Class A Shares                     Contractual     2.00%     July 1, 2009    June 30, 2018
     Class B Shares                     Contractual     2.75%     July 1, 2009    June 30, 2018
     Class C Shares                     Contractual     2.75%     July 1, 2009    June 30, 2018
     Class R6 Shares                    Contractual     1.75%     April 4, 2017   June 30, 2018
     Class Y Shares                     Contractual     1.75%     July 1, 2009    June 30, 2018
     Investor Class Shares              Contractual     2.00%     July 1, 2009    June 30, 2018

Invesco Mid Cap Growth Fund
     Class A Shares                     Contractual     2.00%    August 1, 2015   June 30, 2018
     Class B Shares                     Contractual     2.75%    August 1, 2015   June 30, 2018
     Class C Shares                     Contractual     2.75%    August 1, 2015   June 30, 2018
     Class R Shares                     Contractual     2.25%    August 1, 2015   June 30, 2018
     Class R5 Shares                    Contractual     1.75%    August 1, 2015   June 30, 2018
     Class R6 Shares                    Contractual     1.75%    August 1, 2015   June 30, 2018
     Class Y Shares                     Contractual     1.75%    August 1, 2015   June 30, 2018

Invesco Small Cap Value Fund
     Class A Shares                     Contractual     2.00%     July 1, 2012    June 30, 2018
     Class B Shares                     Contractual     2.75%     July 1, 2012    June 30, 2018
     Class C Shares                     Contractual     2.75%     July 1, 2012    June 30, 2018
     Class R6 Shares                    Contractual     1.75%   February 7, 2017  June 30, 2018
     Class Y Shares                     Contractual     1.75%     July 1, 2012    June 30, 2018

Invesco Technology Fund
     Class A Shares                     Contractual     2.00%     July 1, 2012    June 30, 2018
     Class B Shares                     Contractual     2.75%     July 1, 2012    June 30, 2018
     Class C Shares                     Contractual     2.75%     July 1, 2012    June 30, 2018
     Class R5 Shares                    Contractual     1.75%     July 1, 2012    June 30, 2018
     Class R6 Shares                    Contractual     1.75%     April 4, 2017   June 30, 2018
     Class Y Shares                     Contractual     1.75%     July 1, 2012    June 30, 2018
     Investor Class Shares              Contractual     2.00%     July 1, 2012    June 30, 2018

Invesco Technology Sector Fund
     Class A Shares                     Contractual     2.00%   February 12, 2010 June 30, 2018
     Class B Shares                     Contractual     2.75%   February 12, 2010 June 30, 2018
     Class C Shares                     Contractual     2.75%   February 12, 2010 June 30, 2018
     Class Y Shares                     Contractual     1.75%   February 12, 2010 June 30, 2018

Invesco Value Opportunities Fund
     Class A Shares                     Contractual     2.00%     July 1, 2012    June 30, 2018
     Class B Shares                     Contractual     2.75%     July 1, 2012    June 30, 2018
     Class C Shares                     Contractual     2.75%     July 1, 2012    June 30, 2018
     Class R Shares                     Contractual     2.25%     July 1, 2012    June 30, 2018
     Class R5 Shares                    Contractual     1.75%     July 1, 2012    June 30, 2018
     Class R6 Shares                    Contractual     1.75%     April 4, 2017   June 30, 2018
     Class Y Shares                     Contractual     1.75%     July 1, 2012    June 30, 2018

See page 17 for footnotes to Exhibit A.

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                 VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                                ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
     Class A Shares                                 Contractual     1.50%     July 1, 2012    June 30, 2018
     Class B Shares                                 Contractual     2.25%     July 1, 2012    June 30, 2018
     Class C Shares                                 Contractual     2.25%     July 1, 2012    June 30, 2018
     Class R5 Shares                                Contractual     1.25%     July 1, 2012    June 30, 2018
     Class R6 Shares                                Contractual     1.25%     April 4, 2017   June 30, 2018
     Class Y Shares                                 Contractual     1.25%     July 1, 2012    June 30, 2018

Invesco Intermediate Term Municipal Income Fund
     Class A Shares                                 Contractual     0.84%     July 1, 2016    June 30, 2018
     Class B Shares                                 Contractual     1.59%     July 1, 2016    June 30, 2018
     Class C Shares                                 Contractual     1.59%     July 1, 2016    June 30, 2018
     Class R6 Shares                                Contractual     0.59%     April 4, 2017   June 30, 2018
     Class Y Shares                                 Contractual     0.59%     July 1, 2016    June 30, 2018

Invesco Municipal Income Fund
     Class A Shares                                 Contractual     1.50%     July 1, 2013    June 30, 2018
     Class B Shares                                 Contractual     2.25%     July 1, 2013    June 30, 2018
     Class C Shares                                 Contractual     2.25%     July 1, 2013    June 30, 2018
     Class R6 Shares                                Contractual     1.25%     April 4, 2017   June 30, 2018
     Class Y Shares                                 Contractual     1.25%     July 1, 2013    June 30, 2018
     Investor Class                                 Contractual     1.50%     July 15, 2013   June 30, 2018

Invesco New York Tax Free Income Fund
     Class A Shares                                 Contractual     1.50%     July 1, 2012    June 30, 2018
     Class B Shares                                 Contractual     2.25%     July 1, 2012    June 30, 2018
     Class C Shares                                 Contractual     2.25%     July 1, 2012    June 30, 2018
     Class R6 Shares                                Contractual     1.25%     April 4, 2017   June 30, 2018
     Class Y Shares                                 Contractual     1.25%     July 1, 2012    June 30, 2018

Invesco Limited Term Municipal Income Fund
     Class A Shares                                 Contractual     1.50%     July 1, 2012    June 30, 2018
     Class A2 Shares                                Contractual     1.25%     July 1, 2012    June 30, 2018
     Class C Shares                                 Contractual     2.25%     June 30, 2013   June 30, 2018
     Class R5 Shares                                Contractual     1.25%     July 1, 2012    June 30, 2018
     Class R6 Shares                                Contractual     1.25%     April 4, 2017   June 30, 2018
     Class Y Shares                                 Contractual     1.25%     July 1, 2012    June 30, 2018

                           INVESCO MANAGEMENT TRUST

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                 ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund
     Institutional Class             Contractual     0.28%     July 1, 2014    December 31, 2017

                           INVESCO SECURITIES TRUST

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  Contractual     0.94%    January 1, 2017  February 28, 2018

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                   ------------ ---------- ----------------- -----------------
Government & Agency Portfolio
     Cash Management Class             Contractual     0.26%     June 1, 2016    December 31, 2017
     Corporate Class                   Contractual     0.21%     June 1, 2016    December 31, 2017
     Institutional Class               Contractual     0.18%     June 1, 2016    December 31, 2017
     Personal Investment Class         Contractual     0.73%     June 1, 2016    December 31, 2017
     Private Investment Class          Contractual     0.48%     June 1, 2016    December 31, 2017
     Reserve Class                     Contractual     1.05%     June 1, 2016    December 31, 2017
     Resource Class                    Contractual     0.34%     June 1, 2016    December 31, 2017

Liquid Assets Portfolio
     Cash Management Class             Contractual     0.26%     June 1, 2016    December 31, 2017
     Corporate Class                   Contractual     0.21%     June 1, 2016    December 31, 2017
     Institutional Class               Contractual     0.18%     June 1, 2016    December 31, 2017
     Personal Investment Class         Contractual     0.73%     June 1, 2016    December 31, 2017
     Private Investment Class          Contractual     0.48%     June 1, 2016    December 31, 2017
     Reserve Class                     Contractual     1.05%     June 1, 2016    December 31, 2017
     Resource Class                    Contractual     0.38%     June 1, 2016    December 31, 2017

STIC Prime Portfolio
     Cash Management Class             Contractual     0.26%     June 1, 2016    December 31, 2017
     Corporate Class                   Contractual     0.21%     June 1, 2016    December 31, 2017
     Institutional Class               Contractual     0.18%     June 1, 2016    December 31, 2017
     Personal Investment Class         Contractual     0.73%     June 1, 2016    December 31, 2017
     Private Investment Class          Contractual     0.48%     June 1, 2016    December 31, 2017
     Reserve Class                     Contractual     1.05%     June 1, 2016    December 31, 2017
     Resource Class                    Contractual     0.34%     June 1, 2016    December 31, 2017

Tax-Free Cash Reserve Portfolio/2/
     Cash Management Class             Contractual     0.28%     June 1, 2016    December 31, 2017
     Corporate Class                   Contractual     0.23%     June 1, 2016    December 31, 2017
     Institutional Class               Contractual     0.20%     June 1, 2016    December 31, 2017
     Personal Investment Class         Contractual     0.75%     June 1, 2016    December 31, 2017
     Private Investment Class          Contractual     0.45%     June 1, 2016    December 31, 2017
     Reserve Class                     Contractual     1.07%     June 1, 2016    December 31, 2017
     Resource Class                    Contractual     0.36%     June 1, 2016    December 31, 2017

Treasury Obligations Portfolio
     Cash Management Class             Contractual     0.26%     June 1, 2016    December 31, 2017
     Corporate Class                   Contractual     0.21%     June 1, 2016    December 31, 2017
     Institutional Class               Contractual     0.18%     June 1, 2016    December 31, 2017
     Personal Investment Class         Contractual     0.73%     June 1, 2016    December 31, 2017
     Private Investment Class          Contractual     0.43%     June 1, 2016    December 31, 2017
     Reserve Class                     Contractual     1.05%     June 1, 2016    December 31, 2017
     Resource Class                    Contractual     0.34%     June 1, 2016    December 31, 2017

Treasury Portfolio
     Cash Management Class             Contractual     0.26%     June 1, 2016    December 31, 2017
     Corporate Class                   Contractual     0.21%     June 1, 2016    December 31, 2017
     Institutional Class               Contractual     0.18%     June 1, 2016    December 31, 2017
     Personal Investment Class         Contractual     0.73%     June 1, 2016    December 31, 2017
     Private Investment Class          Contractual     0.48%     June 1, 2016    December 31, 2017
     Reserve Class                     Contractual     1.05%     June 1, 2016    December 31, 2017
     Resource Class                    Contractual     0.34%     June 1, 2016    December 31, 2017

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                  CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF   EXPIRATION
FUND                                               VOLUNTARY        LIMITATION        CURRENT LIMIT        DATE
----                                              ------------ -------------------  ----------------- --------------
Invesco V.I. American Franchise Fund
     Series I Shares                              Contractual         2.00%           July 1, 2014    June 30, 2018
     Series II Shares                             Contractual         2.25%           July 1, 2014    June 30, 2018

Invesco V.I. American Value Fund
     Series I Shares                              Contractual         2.00%           July 1, 2012    June 30, 2018
     Series II Shares                             Contractual         2.25%           July 1, 2012    June 30, 2018

Invesco V.I. Balanced-Risk Allocation Fund/1/
     Series I Shares                              Contractual  0.80% less net AFFE*   May 1, 2014     April 30, 2018
     Series II Shares                             Contractual  1.05% less net AFFE*   May 1, 2014     April 30, 2018

Invesco V.I. Comstock Fund
     Series I Shares                              Contractual         0.78%           May 1, 2013     April 30, 2018
     Series II Shares                             Contractual         1.03%           May 1, 2013     April 30, 2018

Invesco V.I. Core Equity Fund
     Series I Shares                              Contractual         2.00%           May 1, 2013     June 30, 2018
     Series II Shares                             Contractual         2.25%           May 1, 2013     June 30, 2018

Invesco V.I. Core Plus Bond Fund
     Series I Shares                              Contractual         0.61%          April 30, 2015   April 30, 2018
     Series II Shares                             Contractual         0.86%          April 30, 2015   April 30, 2018

Invesco V.I. Diversified Dividend Fund
     Series I Shares                              Contractual         2.00%           May 1, 2013     June 30, 2018
     Series II Shares                             Contractual         2.25%           May 1, 2013     June 30, 2018

Invesco V.I. Equally-Weighted S&P 500 Fund
     Series I Shares                              Contractual         2.00%           July 1, 2012    June 30, 2018
     Series II Shares                             Contractual         2.25%           July 1, 2012    June 30, 2018

Invesco V.I. Equity and Income Fund
     Series I Shares                              Contractual         1.50%           July 1, 2012    June 30, 2018
     Series II Shares                             Contractual         1.75%           July 1, 2012    June 30, 2018

Invesco V.I. Global Core Equity Fund
     Series I Shares                              Contractual         2.25%           July 1, 2012    June 30, 2018
     Series II Shares                             Contractual         2.50%           July 1, 2012    June 30, 2018

Invesco V.I. Global Health Care Fund
     Series I Shares                              Contractual         2.00%           May 1. 2013     June 30, 2018
     Series II Shares                             Contractual         2.25%           May 1, 2013     June 30, 2018

Invesco V.I. Global Real Estate Fund
     Series I Shares                              Contractual         2.00%           May 1. 2013     June 30, 2018
     Series II Shares                             Contractual         2.25%           May 1, 2013     June 30, 2018

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ----------------- --------------
Invesco V.I. Government Money Market Fund
     Series I Shares                          Contractual     1.50%      May 1, 2013     June 30, 2018
     Series II Shares                         Contractual     1.75%      May 1, 2013     June 30, 2018

Invesco V.I. Government Securities Fund
     Series I Shares                          Contractual     1.50%      May 1, 2013     June 30, 2018
     Series II Shares                         Contractual     1.75%      May 1, 2013     June 30, 2018

Invesco V.I. Growth and Income Fund
     Series I Shares                          Contractual     0.78%      May 1. 2013    April 30, 2018
     Series II Shares                         Contractual     1.03%      May 1, 2013    April 30, 2018

Invesco V.I. High Yield Fund
     Series I Shares                          Contractual     1.50%      May 1, 2014     June 30, 2018
     Series II Shares                         Contractual     1.75%      May 1, 2014     June 30, 2018

Invesco V.I. International Growth Fund
     Series I Shares                          Contractual     2.25%     July 1, 2012     June 30, 2018
     Series II Shares                         Contractual     2.50%     July 1, 2012     June 30, 2018

Invesco V.I. Managed Volatility Fund
     Series I Shares                          Contractual     2.00%      May 1, 2015     June 30, 2018
     Series II Shares                         Contractual     2.25%      May 1, 2015     June 30, 2018

Invesco V.I. Mid Cap Core Equity Fund
     Series I Shares                          Contractual     2.00%      May 1. 2013     June 30, 2018
     Series II Shares                         Contractual     2.25%      May 1, 2013     June 30, 2018

Invesco V.I. Mid Cap Growth Fund
     Series I Shares                          Contractual     2.00%     July 1, 2014     June 30, 2018
     Series II Shares                         Contractual     2.25%     July 1, 2014     June 30, 2018

Invesco V.I. S&P 500 Index Fund
     Series I Shares                          Contractual     2.00%     July 1, 2012     June 30, 2018
     Series II Shares                         Contractual     2.25%     July 1, 2012     June 30, 2018

Invesco V.I. Small Cap Equity Fund
     Series I Shares                          Contractual     2.00%      May 1. 2013     June 30, 2018
     Series II Shares                         Contractual     2.25%      May 1, 2013     June 30, 2018

Invesco V.I. Technology Fund
     Series I Shares                          Contractual     2.00%      May 1. 2013     June 30, 2018
     Series II Shares                         Contractual     2.25%      May 1, 2013     June 30, 2018

Invesco V.I. Value Opportunities Fund
     Series I Shares                          Contractual     2.00%      May 1. 2013     June 30, 2018
     Series II Shares                         Contractual     2.25%      May 1, 2013     June 30, 2018

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 15
                                      TO
                             SUB-ADVISORY CONTRACT

   This Amendment dated as of April 11, 2017, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add certain series portfolios of AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Exchange Fund and Short-Term Investments Trust, as listed on the attached Exhibit A, which were approved by shareholders;

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to include the Funds listed on Exhibit A to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Funds Group (Invesco Funds Group) ("AFG"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM Investment Securities Funds (Invesco Investment Securities Funds) ("AIS"), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) ("ATEF"), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust) ("ATST"), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF"), Invesco Exchange Fund, Invesco Management Trust ("IMT"), Invesco Securities Trust ("IST") and Short-Term Investments Trust ("STIT") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect the funds set forth in Exhibit A attached hereto (each a "Fund" and collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

Advisor

BY:     /s/ John M. Zerr
        --------------------------
NAME:   John M. Zerr
TITLE:  Senior Vice President

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INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:    /s/ Daniel E. Draper
       --------------------------
NAME:  Dan Draper
TITLE: Managing Director -
Invesco PowerShares Global ETFs

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                                   EXHIBIT A

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Invesco Equally-Weighted S&P 500 Fund
Invesco Floating Rate Fund
Invesco Pennsylvania Tax Free Income Fund
Invesco Short Duration High Yield Municipal Fund
Invesco Strategic Real Return Fund

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

Invesco European Small Company Fund
Invesco Small Cap Equity Fund

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Invesco Alternative Strategies Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Convertible Securities Fund
Invesco Multi-Asset Inflation Fund
Invesco Quality Income Fund
Invesco Small Cap Growth Fund

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

Invesco European Growth Fund
Invesco Global Opportunities Fund
Invesco Global Responsibility Equity Fund
Invesco International Companies Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco Select Opportunities Fund

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Invesco All Cap Market Neutral Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Developing Markets Fund
Invesco Emerging Markets Equity Fund
Invesco Emerging Markets Flexible Bond Fund
Invesco Endeavor Fund
Invesco Global Infrastructure Fund
Invesco Global Market Neutral Fund
Invesco Global Targeted Returns Fund
Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund
Invesco Macro Allocation Strategy Fund
Invesco MLP Fund
Invesco Multi-Asset Income Fund

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUND)

Invesco Global Real Estate Fund
Invesco High Yield Fund

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AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Invesco High Yield Municipal Fund
Invesco Intermediate Term Municipal Income Fund
Invesco Limited Term Municipal Income Fund
Invesco Municipal Income Fund
Invesco Tax-Exempt Cash Fund

AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

Premier Portfolio
Premier Tax-Exempt Portfolio

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Comstock Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Core Plus Bond Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. Equity and Income Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Real Estate Fund
Invesco V.I. Government Money Market Fund
Invesco V.I. Government Securities Fund
Invesco V.I. Growth and Income Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Managed Volatility Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Mid Cap Growth Fund
Invesco V.I. S&P 500 Index Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Value Opportunities Fund

INVESCO EXCHANGE FUND

INVESCO MANAGEMENT TRUST

Invesco Conservative Income Fund

INVESCO SECURITIES TRUST

Invesco Balanced-Risk Aggressive Allocation Fund

SHORT-TERM INVESTMENTS TRUST

Government & Agency Portfolio
Tax-Free Cash Reserve Portfolio
Treasury Obligations Portfolio

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